SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):      November 7, 1995   (November 1, 1995)



                                Maytag Corporation
             (Exact name of registrant as specified in its charter)


Delaware                              1-655                   42-0401785
(State or other                    (Commission              (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                           50208
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-8000



                                       N/A
         (Former name or former address, if changed since last report.)



















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Item 5.  Other Events

    The Company announced on November 1, 1995 that it has entered into a letter of intent to sell the business and assets of its Dixie-Narco, Inc., manufacturing operation in Eastlake, Ohio to a private investor for an undisclosed amount. The facility designs and manufactures currency validators and electronic components used in the gaming and vending industry. Dixie Narco's headquarters and vending machine facility in Williston, South Carolina are not affected by the asset sale at Eastlake.

    A copy of the Company's press release issued November 1, 1995 is attached as
Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.

    The exhibits accompanying this report are listed in the accompanying Exhibit Index.











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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Maytag Corporation
                                         (Registrant)

                                    By:s/s John P. Cunningham, Jr.
                                       John P. Cunningham, Jr.
                                         Executive Vice President &
                                         Chief Financial Officer



     November 7, 1995
            (Date)











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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.              Exhibit

    99(a)             Press Release.












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